UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2005

MEDCO HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31312	22-3461740
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-269-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 22, 2005, Medco Health Solutions, Inc., a Delaware corporation (“Medco”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Accredo Health, Incorporated, a Delaware corporation (“Accredo”) and Raptor Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Medco (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Accredo will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly-owned subsidiary of Medco (the “Merger”).

The Merger Agreement

At the effective time and as a result of the Merger, each share of Accredo common stock, $0.01 par value, issued and outstanding immediately prior to the effective time of the Merger will be converted into and become exchangeable for $22.00 in cash and 0.49107 shares (the “Conversion Number”) of common stock, par value $0.01 per share, of Medco. Notwithstanding the foregoing, if the average of the per share closing prices of Medco’s common stock as reported on the New York Stock Exchange, Inc. composite transactions reporting system for the ten trading days ending on the second-to-last trading day prior to the closing date of the Merger (the “Average Closing Price”) is (i) greater than $50.91, then the Conversion Number shall be adjusted to be the quotient of (a) $25.00 divided by (b) the Average Closing Price, (ii) less than $38.69 but equal to or greater than $34.00, then the Conversion Number shall be adjusted to be equal to the quotient of (a) $19.00 divided by (b) the Average Closing Price, or (iii) less than $34.00 then the Conversion Number shall be adjusted to 0.55882.

Medco and Accredo have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct their respective businesses in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain kinds of transactions during such period, (iii) subject to certain exceptions, for Accredo to cause a stockholder meeting to be held by Accredo to consider approval of the Merger and the other transactions contemplated by the Merger Agreement and (iv) that, subject to certain exceptions, the Accredo Board of Directors will recommend adoption by its stockholders of the Merger Agreement. In addition, Accredo made certain additional customary covenants, including, among others, covenants not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

Consummation of the Merger is subject to customary conditions, including (i) approval of a majority of the outstanding shares of Accredo common stock, (ii) absence of any law or order prohibiting the closing, and (iii) expiration or termination of the Hart-Scott-Rodino waiting period and certain other regulatory approvals. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) the accuracy of the representations and warranties of the other party, (ii) compliance of the other party with its covenants and (iii) the delivery of customary opinions from counsel to Medco and counsel to Accredo that the Merger will qualify as a tax-free reorganization for federal income tax purposes.

The Merger Agreement contains certain termination rights for both Medco and Accredo, and further provides that, upon termination of the Merger Agreement under specified circumstances, Accredo may be required to pay Medco a termination fee of $60,000,000, plus up to $15,000,000 in expenses.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this Current Report by reference.

Item 8.01 Other Events

On February 23, 2005, Medco and Accredo issued a joint press release announcing the execution of the Merger Agreement.

The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In connection with the proposed transaction, Medco intends to file a registration statement, including a proxy statement of Accredo, and other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement and other materials when they are available because they contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, when they become available, as well as other filings containing information about Medco and Accredo, at the SEC’s Internet site (http://www.sec.gov). These documents also may be accessed and downloaded free of charge from Medco’s Investor Relations Web site, http://www.medco.com, or obtained for free by directing a request to Medco Health Solutions, Inc. Investor Relations Department, 100 Parsons Pond Drive, F1-6, Franklin Lakes, NJ, 07417. Copies of Accredo’s filings may be accessed and downloaded for free at Accredo’s Investor Relations Web site, http://www.accredohealth.net, or obtained free of charge by directing a request to Accredo Health, Incorporated Investor Relations, 1640 Century Center Parkway, Memphis, TN, 38134.

Medco, Accredo and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Accredo stockholders in respect of the proposed transaction. Information regarding Medco’s directors and executive officers is available in Medco’s proxy statement for its 2004 annual meeting of stockholders, dated March 19, 2004, and information regarding Accredo’s directors and executive officers is available in Accredo’s proxy statement, dated Oct. 19, 2004, for its 2004 annual meeting of stockholders. Additional information regarding the interests of such potential participants will be included in the registration and proxy statement and the other relevant documents filed with the SEC when they become available.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this document contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving Medco and Accredo and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Medco’s and Accredo’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of Accredo stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; and the ability to obtain governmental approvals of the transaction on the proposed terms and schedule. Additional factors that may affect future results are contained in Medco’s filings with the SEC, which are available at the SEC’s Web site http://www.sec.gov. Medco disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 22, 2005, among Medco Health Solutions, Inc., Raptor Merger Sub, Inc. and Accredo Health, Incorporated (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Press release issued jointly by Medco Health Solutions, Inc. and Accredo Health, Incorporated, dated February 23, 2005

The information in Exhibit 99.1 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in Exhibit 99.1 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.

Date:	February 23, 2005	By:	/s/ David S. Machlowitz
David S. Machlowitz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 22, 2005, among Medco Health Solutions, Inc., Raptor Merger Sub, Inc. and Accredo Health, Incorporated (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Press Release dated February 23, 2005